                                                        BEAR, STEARNS & CO. INC.
[LOGO]                                             ASSET-BACKED SECURITIES GROUP
                                                                 245 Park Avenue
                                                            New York, N.Y. 10167
                                              (212) 272-2000; (212) 272-7294 fax

                                FAX TRANSMITTAL

                     OCWEN HOME EQUITY LOAN TRUST 1998-OFS4

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 1 of 9)
--------------------------------------------------------------------------------

Underwriter:           BEAR STEARNS

Seller: LMAC, Inc. (the "Seller"), a wholly-owned, limited purpose finance subsidiary of Ocwen Financial Services, Inc., which is a subsidiary of Ocwen Financial Corporation.

Master Servicer:       Ocwen Financial Services, Inc.

Subservicer and
Special Servicer:      Ocwen Federal Savings Bank FSB, a federally chartered
                       savings bank, and an affiliate of the Seller.

Depositor:             Bear Stearns Asset Backed Securities, Inc.

Trustee:               Norwest Bank Minnesota, NA

Offered Certificates:  $285,000,000 Ocwen Mortgage Loan Asset Backed
                       Certificates, Series 1998-OFS4 to be issued in the following classes:

--------------------------------------------------------------------------------------------
                           Expected   Expected   Expected         Final
                          Avg. Life  Principal  Principal     Scheduled       Expected
Offered       Approximate   To Call    Lockout     Window  Distribution        Ratings
Certificates   Class Size   (years)   (months)   (months)          Date  (S&P/Moody's/Fitch)
--------------------------------------------------------------------------------------------
Class A      $270,750,000    2.79       None         86     [3/25/31]        AAA/Aaa/--
Class B       $14,250,000    4.75         29         57     [3/25/31]       --/Baa3/BBB-
--------------------------------------------------------------------------------------------

Retained Certificates: In addition to the Offered Certificates, the Trust will issue overcollateralization certificates (the "Class OC Certificates") and residual certificates (the "Class R Certificates"). Neither the Class OC Certificates nor the Class R Certificates are being offered hereby.

Registration:          The Offered Certificates will be available in book-entry
                       form through DTC, Cedel Bank, S.A. and the Euroclear
                       System.

Cut-off Date:          December 1, 1998.

Closing Date:          On or about December [23], 1998.

Distribution Date:     25th day of each month (or the next succeeding business
                       day), commencing January 25, 1998.

Delay:                 Class A (0 days); Class B (0 days).

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 2 of 9)
--------------------------------------------------------------------------------
Denominations:                   The Offered Certificates are issuable in
                                 minimum denominations of an original amount of $25,000 and multiples of $1,000 thereafter.

Original Pool Principal Balance: The sum of (a) the aggregate principal balance of initial Home Equity Loans (as of the Cut-off
                                 Date) sold into the Trust on the Closing Date and (b) the amount of cash in the Pre-Funding Account as of the Closing Date, which will be used to purchase subsequent Home Equity Loans.

Home Equity Loans:               The Home Equity Loans to be included in the
                                 Trust on the Closing Date will consist of adjustable-rate and fixed-rate, conventional home equity loans and the Mortgage Notes relating thereto. The aggregate principal balance of the fixed-rate loans will not exceed
                                 [35]% of the Original Pool Principal Balance.

Pre-Funding Account:             An amount not to exceed $[48,781,689] (or
                                 [17.12]% of Original Pool Principal Balance) will be placed in a pre-funding account for the acquisition of additional Home Equity Loans within a period not to exceed [90-days] from the Closing Date. Sale proceeds will also fund the Capitalized Interest Account.

Pass-Through Rates:              On each Distribution Date, the Pass-Through
                                 Rate with respect to the Class A Certificates will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Termination Date, One-Month LIBOR plus __% per annum and for any Distribution Date thereafter, One-Month LIBOR plus __% per annum (the "Class A Formula
                                 Rate"), and (y) the Available Funds Cap.

                                 On each Distribution Date, the Pass-Through
                                 Rate with respect to the Class B Certificates will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the Optional Termination Date, One-Month LIBOR plus __% per annum and for any Distribution Date thereafter, One-Month LIBOR plus __% per annum (the "Class B Formula Rate"), and (y) the Available Funds Cap.

                                 Interest will accrue on the Class A and Class B Certificates at their respective Pass-Through Rate from the Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date, on an actual/360-day basis.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 3 of 9)
--------------------------------------------------------------------------------

Available Funds Cap:  The "Available Funds Cap" is the weighted average of the
                      Coupon Rates on the Home Equity Loans, net of the sum of
                      (a) the Servicing Fee Rate, (b) the Trustee Fee Rate and
                      (c) the FSA Insurance Premium.

Available Funds Cap
Carry Forward Amount: If, on any Distribution Date, the Available Funds Cap
                      limits the related Class Pass-Through Rate (i.e., the rate set by the Available Funds Cap is less than the related Class Formula Rate which is defined in clause (x) of the definition of the related Pass-Through Rate above), the amount of any such shortfall will be carried forward and be due and payable on future Distribution Dates and shall accrue interest at the applicable Class Formula Rate, until paid (such shortfall, together with such accrued interest, the "Available Funds Cap Carry Forward Amount").

                      The Insurance Policy will cover the Class A Available Funds Carryforward Amount to the extent of Supplemental Interest Payments. Supplemental Interest Payments for any Distribution Date will equal amounts, if any, due to the Certificate Insurer (whether or not received), under a cap agreement. The cap agreement provides that a payment will be due if LIBOR exceeds 7.00%. On any Distribution Date, the cap payment will be equal to the product of (a) the greater of (i) the excess, if any, of (x) the then current LIBOR and (y) 7.00% and (ii) 0.00%, and (b) the lesser of
                      (x) the then current aggregate principal balance of the fixed-rate Home Equity Loans as of the beginning of the related Remittance Period and (y) the Notional Balance Schedule. The Notional Balance Schedule will initially equal the aggregate principal balance of the fixed-rate loans as of the Closing Date, and will amortize based on a 10% CPR assumption.

                      The Insurance Policy for the Class A Certificates does not cover the Available Funds Cap Carry Forward Amount in excess of the Supplemental Interest Payment; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Class A Formula Rate on future Distribution Dates, and (ii) any excess cashflow which would otherwise be paid to the Servicer or the Trustee on account of certain reimburseable amounts, or to the holders of the Retained Certificates.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 4 of 9)
--------------------------------------------------------------------------------

                    The Class B Certificates are not entitled to any Supplemental Interest Payments and will only be entitled to Available Funds Cap Carryforward Amounts from excess cashflow.

                    Although holders of the Offered Certificates will be entitled to receive any Available Funds Cap Carry Forward Amounts from and to the extent of funds available therefor as described herein, there is no assurance that such funds will be available. The failure to pay any Available Funds Cap Carry Forward Amounts due to a lack of funds therefor will not constitute an Event of Default under the Pooling and Servicing Agreement. In addition, the ratings of the Offered Certificates do not address the likelihood of the payment of any Available Funds Cap Carry Forward Amount.

Credit Enhancement: Credit enhancement provided for the benefit of the Class A and Class B Certificates consists of the rules relating to the calculations of the Class A Optimal Balance and the Class B Optimal Balance, which require that a level of overcollateralization be maintained in a "first loss" position, as well as the priority of application of Realized Losses. Additional Credit Enhancement for the Class A Certificates will be provided by both the subordination of the Class B Certificates, as well as by the FSA Insurance Policy relating to the Class A Certificates.

                    Overcollateralization: The weighted average net Coupon Rate for the Home Equity Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates, thus generating certain excess interest collections, which would be available for distribution with respect to the Retained Certificates. Such distributions are, however, the most subordinate distributions which may be made by the Trust and are thus available to fund losses and to make accelerated payments of principal with respect to the Offered Certificates, which will result in the Offered Certificates amortizing more rapidly than the Home Equity Loans, resulting in overcollateralization.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 5 of 9)
--------------------------------------------------------------------------------

                    The Pooling and Servicing Agreement provides that, subject to certain floors, caps and performance triggers, the required level of overcollateralization may increase or decrease over time. Certain of these performance triggers ("Performance Trigger Events") and the corresponding effect on overcollateralization are expected to be as follows:

                    -----------------------------------------------------------
                                                     The OC Target  The OC
                    Performance Trigger Events:      will not       Target will
                                                     Stepdown if:   Stepup if:
                    -----------------------------------------------------------
                    60+ Delinquencies Exceed:        10.00%         12.00%
                    -----------------------------------------------------------
                    Cumulative Losses Exceed:
                       By Month 12                   ---            0.75%
                       By Month 24                   ---            1.25%
                       By Month 36                   1.50%          1.90%
                       By Month 48                   2.00%          2.40%
                       By Month 60                   2.40%          3.00%
                       By Month 72+                  2.75%          3.00%
                    -----------------------------------------------------------
                    Rolling 12-month Losses Exceed:  1.00%          1.75%
                    -----------------------------------------------------------

                    Subject to Rating Agency approval, for each Distribution Date occurring on or before the December 1999 Distribution Date, one half of the excess spread as of the related Distribution Date will be distributed to the holders of the Retained Certificates; so long as a Performance Trigger Event (enumerated above) has not occurred.

                    Subordination: The rights of the holders of the Class B Certificates and the Retained Certificates to receive distributions with respect to the Home Equity Loans will be subordinated to such rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt of their scheduled monthly payment of interest and principal and to afford such owners protection against Realized Losses.

                    FSA Insurance Policy: Financial Security Assurance, Inc. (the "Certificate Insurer" or "FSA") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Class A Certificates (i.e., after any losses reduce the overcollateralization and Class B Certificate Principal Balance to zero, FSA will cover the excess, if any, of the Class A Certificate Principal Balance over the Pool Principal Balance). The Insurance Policy is not cancelable for any reason.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 6 of 9)
--------------------------------------------------------------------------------

Class A Optimal Balance: As of any Distribution Date, (I) prior to the Stepdown
                         Date, 0%, and (II) on or after the Stepdown Date, the Current Pool Principal Balance over the greater of (a) 10.00% of the Current Pool Principal Balance plus the Targeted Overcollateralization Amount, and (b) 0.50% of the Original Pool Principal Balance.

Class B Optimal Balance: As of any Distribution Date, (I) prior to the Stepdown
                         Date and if the Class A Certificate Principal Balance is greater than zero, the Class B Initial Certificate Principal Balance, and (II) on or after the Stepdown Date, or if the Class A Certificate Principal Balance is equal to zero, the excess of (a) the aggregate principal balance of the Home Equity Loans over (b) the Class A Certificate Principal Balance plus the Targeted Overcollateralization Amount.

Stepdown Date:           As of any Distribution Date, the later to occur of (x)
                         the June 2001 Distribution Date (i.e., the 30th
                         Distribution Date) or (y) the first Distribution Date on which the aggregate Class A Principal Balance is less than or equal to the Class A Optimal Balance for such Distribution Date.

Targeted
Overcollateralization
Amount: As of any Distribution Date, (A) prior to the Stepdown Date, (i) if no Overcollateralization Stepup trigger is in effect, 2.25% of the Original Pool Principal Balance, or (ii) if an Overcollateralization Stepup trigger is in effect, 100% of the Current Pool Principal Balance; and (b) on and after the Stepdown Date, (a) if an Overcollateralization Stepdown trigger is not effect in effect, 4.50% of the Current Pool Principal Balance, (b) if an Overcollateralization Stepdown trigger is in effect but not an Overcollateralization Stepup trigger, the overcollateralition amount as of the prior month, and
                         (c) if an Overcollateralization Stepup trigger is in effect, 100% of the Current Pool Principal Balance.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 7 of 9)
--------------------------------------------------------------------------------

Payment and
Distribution
Priorities:            (1) The trustee fees and expenses and the FSA premium;
                       (2) To the holders of the Class A Certificates, Current
                           Interest plus the related Interest Carryforward Amount (if any);
                       (3) To the holders of the Class B Certificates, Current
                           Interest;
                       (4) To FSA, amounts owed for reimbursement of any prior
                           draws on the Insurance Policy;
                       (5) To the holders of the Class A Certificates, to the
                           extent of available funds then remaining plus the principal component of any Insured Payment, an amount necessary to reduce the Class A Principal Balance to the Class A Optimal Balance for such Payment Date, until the Class A Principal Balance is reduced to zero;
                       (6) To the holders of the Class B Certificates, to the
                           extent of available funds then remaining, an amount necessary to reduce the Class B Principal Balance to the Class B Optimal Balance for such Payment Date, until the Class B Principal Balance is reduced to zero;
                       (7) To the holders of the Class B Certificates, the
                           related Interest Carryforward Amount (if any);
                       (8) To the holders of the Class B Certificates, to fund
                           the Class B Realized Loss Amount for such Payment
                           Date;
                       (9) To the Servicer, to the extent of any unreimbursed
                           Advances and any other costs and expenses incurred by the Servicer;
                      (10) To FSA, any other amounts owing to FSA under the
                           Insurance Agreement;
                      (11) To the holders of the Retained Certificates, any
                           remaining amounts.

Overcollateralization
Stepdown Amount:      As of any Distribution Date, a reduction in the
                      distribution of principal to the Offered Certificates in response to a surplus level of overcollateralization in the Trust. After the Stepdown Date, the paydown rules with respect to the Optimal Balances of the Offered
                      Certificates permit the dollar amount of overcollateralization to reduce or "step down" (subject to the occurrence of Performance Trigger Events described herein). This stepdown in the required level of overcollateralization permits the Trust to fund a distribution with respect to the Retained Certificates in an amount equal to the surplus level of Overcollateralization.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 8 of 9)
--------------------------------------------------------------------------------

Realized Losses:      If a Home Equity Loan becomes a Liquidated Loan during a
                      Remittance Period, the Net Liquidation Proceeds relating thereto and allocated to a principal may be less than the Loan Balance on such Home Equity Loan, The amount of such insufficiency is a "Realized Loss." Realized Losses will, in effect, be absorbed first, by the Retained Certificates
                      (both through a reduction in the amount of the distribution which would otherwise be made to the holders of the Retained Certificates on the related Distribution
                      Date, as well as through a potential reduction in the Overcollateralization Amount), second, by the holders of the Class B Certificates, and third, with respect to the Class A Certificates, to the extent that the Class A
                      Overcollateralization Deficit would occur, by a payment under the FSA Insurance Policy.

Advances;
Compensating
Interest:             The Master Servicer will be required to make Advances only to the extent that such Advances, in the Master Servicer's reasonable judgment, are deemed recoverable from the related Mortgage Loan. Advances are recoverable from collections in the Mortgage Loans. Advances will equal, on any Distribution Date, scheduled interest and principal
                      (other than the balloon payment) due and payable during the related Due Period but uncollected as of the related
                      Determination Date (net of the Servicing Fee).

                      In addition, the Master Servicer will also be required to pay Compensating Interest with respect to any prepayment received on a Mortgage Loan during the related Prepayment Period. The Master Servicer will not be required to pay Compensating Interest with respect to any Distribution Date in an amount in excess of one-half of the Servicing Fee received by the Master Servicer for such Distribution Date. The Prepayment Period runs from Determination Date (or, in the case of the first Determination Date, from the Cut-off Date) to Determination Date.

Optional Termination: On any Distribution Date on which the Current Pool
                      Principal Balance is less than or equal to 10% of the Original Pool Principal Balance, the holder of a majority interest in the Residual Certificates (the "Majority Residual Interestholder") will have the option (but not the obligation) to purchase, as a whole, the Mortgage Loans and the REO Property, if any, and thereby effect an early retirement of all the Certificates. In the event the Majority Residual Interestholder does not exercise such option, the Master Servicer will be entitled to purchase the Mortgage Loans and REO Property.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Preliminary Term Sheet (page 9 of 9)
--------------------------------------------------------------------------------

Servicing/Other Fees: The collateral is subject to certain fees, payable monthly, including a servicing fee of 0.50% per annum (the "Servicing Fee"), the FSA Insurance Premium, and the trustee fees.

Federal Tax Aspects:  For federal income tax purposes, the Trust will include multiple segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" (a "REMIC"). As described more fully in the Prospectus Supplement, the Offered Certificates and the Class OC Certificates, which are not being offered hereby, will constitute beneficial ownership of the "regular interests" in the Master REMIC. The Class R Certificates will constitute the beneficial ownership of the "residual interests" in the Master REMIC and each Subsidiary REMIC.

ERISA Considerations: Subject to the discussion in the Prospectus and Prospectus
                      Supplement, the Class A Certificates may be purchased by employee benefit plans that are subject to ERISA. The Class B Certificates may not be purchased by employee benefit plans that are subject to ERISA except as provided in the Prospectus Supplement.

SMMEA Eligibility:    The Certificates will not constitute "mortgage-related
                      securities" for purposes of SMMEA.

Prospectus:           The Certificates are being offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 1 of 12)
--------------------------------------------------------------------------------

TRANSACTION SUMMARY (a)(b)
-------------------------------------------------------------------------------------------------
                                          Estimated  Estimated  Estimated  Estimated   Expected
                                             WAL     Modified   Principal  Principal   Ratings
             Approximate    Interest       to Call   Duration    Lockout    Window    (Moody's/
Certificate     Size          Rate         (years)    (years)    (months)  (months)   S&P/Fitch)
-------------------------------------------------------------------------------------------------
     A      $270,750,000  Floating (c)(d)   2.79       2.38        None      86       Aaa/AAA/--
     B       $14,250,000  Floating (c)(e)   4.75       3.69         29       57      Baa3/--/BBB-
-------------------------------------------------------------------------------------------------

Notes: (a) 100% Prepayment Assumption: 4-25% CPR in 12 months (Fixed); 4-30% CPR in 12 months (Adjustable). Priced to the 10% optional call.
       (b) The Class A Certificates will have a 100% P&I guarantee by FSA.
       (c) With respect to the Class A Certificates, the spread to One-Month LIBOR will double on the Distribution Date occurring after the date that the 10% optional call may be exercised. With respect to the Class B Certificates, the spread to One-Month LIBOR will increase by a multiple of 1.5 on the Distribution Date occurring after the date that the 10% optional call may be exercised.
       (d) On each Payment Date, the "Class A Certificate Rate" will be equal to the lesser of (x) One-Month LIBOR plus __% per annum, and (y) the Available Funds Cap.
       (e) On each Payment Date, the "Class B Certificate Rate" will be equal to the lesser of (x) One-Month LIBOR plus __% per annum, and (y) the Available Funds Cap.

Class A (to 10% optional call)
--------------------------------------------------------------------------------
% of Prepayment Assumption             0%       50%      100%     150%      200%
Ramp to (by month 12) (CPR)
  Fixed Rate Mortgage Loans            0%    12.50%    25.00%   37.50%    50.00%
  Adjustable Rate Mortgage Loans       0%    15.00%    30.00%   45.00%    60.00%
--------------------------------------------------------------------------------
Illustrative Yield (Par Price)      6.21%     6.21%     6.21%    6.21%     6.21%
Average Life (years)                20.33      5.47      2.79     1.82      1.30
Modified Duration (years)           10.69      4.13      2.38     1.63      1.19
First Principal Payment           1/25/99   1/25/99   1/25/99  1/25/99   1/25/99
Last Principal Payment           10/25/27   3/25/13   2/25/06  6/25/03   2/25/02
Principal Lockout (months)           None      None      None     None      None
Principal Window (months)             346       171        86       54        38
--------------------------------------------------------------------------------

Class A (to maturity)
--------------------------------------------------------------------------------
% of Prepayment Assumption             0%       50%      100%     150%      200%
Ramp to (by month 12) (CPR)
  Fixed Rate Mortgage Loans            0%    12.50%    25.00%   37.50%    50.00%
  Adjustable Rate Mortgage Loans       0%    15.00%    30.00%   45.00%    60.00%
--------------------------------------------------------------------------------
Illustrative Yield (Par Price)      6.21%     6.23%     6.24%    6.24%     6.24%
Average Life (years)                20.37      5.86      3.03     1.96      1.39
Modified Duration (years)           10.70      4.27      2.52     1.73      1.27
First Principal Payment           1/25/99   1/25/99   1/25/99  1/25/99   1/25/99
Last Principal Payment            9/25/28  10/25/25  10/25/14  1/25/09  11/25/05
Principal Lockout (months)           None      None      None     None      None
Principal Window (months)             357       322       190      121        83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 2 of 12)
--------------------------------------------------------------------------------

Class B (to 10% optional call)
-----------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%     100%     150%     200%
Ramp to (by month 12) (CPR)
  Fixed Rate Mortgage Loans            0%   12.50%   25.00%   37.50%   50.00%
  Adjustable Rate Mortgage Loans       0%   15.00%   30.00%   45.00%   60.00%
-----------------------------------------------------------------------------
Illustrative Yield (Par Price)      8.67%    8.67%    8.67%    8.67%    8.67%
Average Life (years)                26.84     9.50     4.75     3.22     2.78
Modified Duration (years)           10.16     6.07     3.69     2.69     2.38
First Principal Payment           4/25/22  8/25/03  6/25/01  6/25/01  6/25/01
Last Principal Payment           10/25/27  3/25/13  2/25/06  6/25/03  2/25/02
Principal Lockout (months)            279       55       29       29       29
Principal Window (months)              67      116       57       25        9
-----------------------------------------------------------------------------

Class B (to maturity)
-----------------------------------------------------------------------------
% of Prepayment Assumption             0%      50%     100%     150%     200%
Ramp to (by month 12) (CPR)
  Fixed Rate Mortgage Loans            0%   12.50%   25.00%   37.50%   50.00%
  Adjustable Rate Mortgage Loans       0%   15.00%   30.00%   45.00%   60.00%
-----------------------------------------------------------------------------
Illustrative Yield (Par Price)      8.67%    8.70%    8.72%    8.72%    8.71%
Average Life (years)                26.91     9.94     5.00     3.38     2.88
Modified Duration (years)           10.16     6.19     3.81     2.79     2.45
First Principal Payment           4/25/22  8/25/03  6/25/01  6/25/01  6/25/01
Last Principal Payment            6/25/28  9/25/18  4/25/09  6/25/05  6/25/03
Principal Lockout (months)            279       55       29       29       29
Principal Window (months)              75      182       95       49       25
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 3 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
          1            Jan-99        8.172
          2            Feb-99        9.908
          3            Mar-99        9.908
          4            Apr-99        9.908
          5            May-99        9.918
          6            Jun-99        9.919
          7            Jul-99        9.919
          8            Aug-99        9.918
          9            Sep-99        9.917
         10            Oct-99        9.916
         11            Nov-99        9.915
         12            Dec-99        9.915
         13            Jan-00        9.914
         14            Feb-00        9.913
         15            Mar-00        9.912
         16            Apr-00        9.912
         17            May-00        9.911
         18            Jun-00        9.910
         19            Jul-00        9.909
         20            Aug-00        9.909
         21            Sep-00        9.908
         22            Oct-00        9.907
         23            Nov-00        9.889
         24            Dec-00        9.884
         25            Jan-01        9.883
         26            Feb-01        9.882
         27            Mar-01        9.882
         28            Apr-01        9.881
         29            May-01        9.880
         30            Jun-01        9.879
         31            Jul-01        9.879
         32            Aug-01        9.878
         33            Sep-01        9.877
         34            Oct-01        9.877
         35            Nov-01        9.876
         36            Dec-01        9.875

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 4 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
         37            Jan-02        9.874
         38            Feb-02        9.874
         39            Mar-02        9.873
         40            Apr-02        9.872
         41            May-02        9.872
         42            Jun-02        9.871
         43            Jul-02        9.870
         44            Aug-02        9.870
         45            Sep-02        9.869
         46            Oct-02        9.868
         47            Nov-02        9.867
         48            Dec-02        9.867
         49            Jan-03        9.866
         50            Feb-03        9.865
         51            Mar-03        9.865
         52            Apr-03        9.864
         53            May-03        9.863
         54            Jun-03        9.863
         55            Jul-03        9.862
         56            Aug-03        9.861
         57            Sep-03        9.861
         58            Oct-03        9.860
         59            Nov-03        9.859
         60            Dec-03        9.859
         61            Jan-04        9.858
         62            Feb-04        9.857
         63            Mar-04        9.856
         64            Apr-04        9.856
         65            May-04        9.855
         66            Jun-04        9.854
         67            Jul-04        9.854
         68            Aug-04        9.853
         69            Sep-04        9.852
         70            Oct-04        9.852
         71            Nov-04        9.851
         72            Dec-04        9.851

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 5 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
         73            Jan-05        9.850
         74            Feb-05        9.849
         75            Mar-05        9.849
         76            Apr-05        9.848
         77            May-05        9.847
         78            Jun-05        9.847
         79            Jul-05        9.846
         80            Aug-05        9.845
         81            Sep-05        9.845
         82            Oct-05        9.844
         83            Nov-05        9.843
         84            Dec-05        9.843
         85            Jan-06        9.842
         86            Feb-06        9.842
         87            Mar-06        9.841
         88            Apr-06        9.840
         89            May-06        9.840
         90            Jun-06        9.839
         91            Jul-06        9.838
         92            Aug-06        9.838
         93            Sep-06        9.837
         94            Oct-06        9.837
         95            Nov-06        9.836
         96            Dec-06        9.835
         97            Jan-07        9.835
         98            Feb-07        9.834
         99            Mar-07        9.834
        100            Apr-07        9.833
        101            May-07        9.833
        102            Jun-07        9.832
        103            Jul-07        9.831
        104            Aug-07        9.831
        105            Sep-07        9.830
        106            Oct-07        9.830
        107            Nov-07        9.829
        108            Dec-07        9.829

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 6 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        109            Jan-08        9.828
        110            Feb-08        9.828
        111            Mar-08        9.827
        112            Apr-08        9.826
        113            May-08        9.826
        114            Jun-08        9.825
        115            Jul-08        9.825
        116            Aug-08        9.824
        117            Sep-08        9.824
        118            Oct-08        9.823
        119            Nov-08        9.823
        120            Dec-08        9.822
        121            Jan-09        9.822
        122            Feb-09        9.821
        123            Mar-09        9.821
        124            Apr-09        9.820
        125            May-09        9.820
        126            Jun-09        9.819
        127            Jul-09        9.819
        128            Aug-09        9.819
        129            Sep-09        9.818
        130            Oct-09        9.818
        131            Nov-09        9.817
        132            Dec-09        9.817
        133            Jan-10        9.816
        134            Feb-10        9.816
        135            Mar-10        9.815
        136            Apr-10        9.815
        137            May-10        9.815
        138            Jun-10        9.814
        139            Jul-10        9.814
        140            Aug-10        9.813
        141            Sep-10        9.813
        142            Oct-10        9.813
        143            Nov-10        9.812
        144            Dec-10        9.812

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 7 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        145            Jan-11        9.812
        146            Feb-11        9.811
        147            Mar-11        9.811
        148            Apr-11        9.811
        149            May-11        9.810
        150            Jun-11        9.810
        151            Jul-11        9.810
        152            Aug-11        9.809
        153            Sep-11        9.809
        154            Oct-11        9.809
        155            Nov-11        9.809
        156            Dec-11        9.808
        157            Jan-12        9.808
        158            Feb-12        9.808
        159            Mar-12        9.808
        160            Apr-12        9.807
        161            May-12        9.807
        162            Jun-12        9.807
        163            Jul-12        9.807
        164            Aug-12        9.806
        165            Sep-12        9.806
        166            Oct-12        9.806
        167            Nov-12        9.806
        168            Dec-12        9.806
        169            Jan-13        9.806
        170            Feb-13        9.806
        171            Mar-13        9.805
        172            Apr-13        9.805
        173            May-13        9.805
        174            Jun-13        9.805
        175            Jul-13        9.805
        176            Aug-13        9.811
        177            Sep-13        9.812
        178            Oct-13        9.812
        179            Nov-13        9.812
        180            Dec-13        9.812

--------------------------------------------------------------------------------
                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 8 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        181            Jan-14        9.811
        182            Feb-14        9.810
        183            Mar-14        9.809
        184            Apr-14        9.809
        185            May-14        9.808
        186            Jun-14        9.807
        187            Jul-14        9.807
        188            Aug-14        9.806
        189            Sep-14        9.805
        190            Oct-14        9.804
        191            Nov-14        9.804
        192            Dec-14        9.803
        193            Jan-15        9.802
        194            Feb-15        9.801
        195            Mar-15        9.801
        196            Apr-15        9.800
        197            May-15        9.799
        198            Jun-15        9.798
        199            Jul-15        9.798
        200            Aug-15        9.797
        201            Sep-15        9.796
        202            Oct-15        9.796
        203            Nov-15        9.795
        204            Dec-15        9.794
        205            Jan-16        9.793
        206            Feb-16        9.793
        207            Mar-16        9.792
        208            Apr-16        9.791
        209            May-16        9.791
        210            Jun-16        9.790
        211            Jul-16        9.789
        212            Aug-16        9.788
        213            Sep-16        9.788
        214            Oct-16        9.787
        215            Nov-16        9.786
        216            Dec-16        9.785

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates (page 9 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        217            Jan-17        9.785
        218            Feb-17        9.784
        219            Mar-17        9.783
        220            Apr-17        9.783
        221            May-17        9.782
        222            Jun-17        9.781
        223            Jul-17        9.781
        224            Aug-17        9.780
        225            Sep-17        9.779
        226            Oct-17        9.778
        227            Nov-17        9.778
        228            Dec-17        9.777
        229            Jan-18        9.776
        230            Feb-18        9.776
        231            Mar-18        9.775
        232            Apr-18        9.774
        233            May-18        9.774
        234            Jun-18        9.773
        235            Jul-18        9.772
        236            Aug-18        9.771
        237            Sep-18        9.771
        238            Oct-18        9.770
        239            Nov-18        9.769
        240            Dec-18        9.769
        241            Jan-19        9.768
        242            Feb-19        9.767
        243            Mar-19        9.767
        244            Apr-19        9.766
        245            May-19        9.765
        246            Jun-19        9.765
        247            Jul-19        9.764
        248            Aug-19        9.763
        249            Sep-19        9.763
        250            Oct-19        9.762
        251            Nov-19        9.761
        252            Dec-19        9.760

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates
(page 10 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        253            Jan-20        9.760
        254            Feb-20        9.759
        255            Mar-20        9.758
        256            Apr-20        9.758
        257            May-20        9.757
        258            Jun-20        9.756
        259            Jul-20        9.756
        260            Aug-20        9.755
        261            Sep-20        9.754
        262            Oct-20        9.754
        263            Nov-20        9.753
        264            Dec-20        9.752
        265            Jan-21        9.752
        266            Feb-21        9.751
        267            Mar-21        9.750
        268            Apr-21        9.750
        269            May-21        9.749
        270            Jun-21        9.749
        271            Jul-21        9.748
        272            Aug-21        9.747
        273            Sep-21        9.747
        274            Oct-21        9.746
        275            Nov-21        9.745
        276            Dec-21        9.745
        277            Jan-22        9.744
        278            Feb-22        9.743
        279            Mar-22        9.743
        280            Apr-22        9.742
        281            May-22        9.741
        282            Jun-22        9.741
        283            Jul-22        9.740
        284            Aug-22        9.739
        285            Sep-22        9.739
        286            Oct-22        9.738
        287            Nov-22        9.738
        288            Dec-22        9.737

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates
(page 11 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        289            Jan-23        9.736
        290            Feb-23        9.736
        291            Mar-23        9.735
        292            Apr-23        9.734
        293            May-23        9.734
        294            Jun-23        9.733
        295            Jul-23        9.732
        296            Aug-23        9.732
        297            Sep-23        9.731
        298            Oct-23        9.731
        299            Nov-23        9.730
        300            Dec-23        9.729
        301            Jan-24        9.729
        302            Feb-24        9.728
        303            Mar-24        9.727
        304            Apr-24        9.727
        305            May-24        9.726
        306            Jun-24        9.726
        307            Jul-24        9.725
        308            Aug-24        9.724
        309            Sep-24        9.724
        310            Oct-24        9.723
        311            Nov-24        9.722
        312            Dec-24        9.722
        313            Jan-25        9.721
        314            Feb-25        9.721
        315            Mar-25        9.720
        316            Apr-25        9.719
        317            May-25        9.719
        318            Jun-25        9.718
        319            Jul-25        9.717
        320            Aug-25        9.717
        321            Sep-25        9.716
        322            Oct-25        9.716
        323            Nov-25        9.715
        324            Dec-25        9.714

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information relating to the Certificates
(page 12 of 12)
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP ANALYSIS

-----------------------------------------------
                                   Available
       Period       Distribution     Funds
                        Date        Cap (%)
-----------------------------------------------
        325            Jan-26        9.714
        326            Feb-26        9.713
        327            Mar-26        9.712
        328            Apr-26        9.712
        329            May-26        9.711
        330            Jun-26        9.710
        331            Jul-26        9.710
        332            Aug-26        9.709
        333            Sep-26        9.708
        334            Oct-26        9.708
        335            Nov-26        9.707
        336            Dec-26        9.706
        337            Jan-27        9.706
        338            Feb-27        9.705
        339            Mar-27        9.704
        340            Apr-27        9.703
        341            May-27        9.703
        342            Jun-27        9.702
        343            Jul-27        9.701
        344            Aug-27        9.700
        345            Sep-27        9.699
        346            Oct-27        9.698
        347            Nov-27        9.697
        348            Dec-27        9.696
        349            Jan-28        9.694
        350            Feb-28        9.693
        351            Mar-28        9.691
        352            Apr-28        9.689
        353            May-28        9.686
        354            Jun-28        9.682
        355            Jul-28        9.677
        356            Aug-28        9.669
        357            Sep-28        9.655
        358            Oct-28        9.617
        359            Nov-28        9.647
        360            Dec-28       10.227

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 1 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

Total Number of Loans:                                          748
Total Outstanding Loan Balance:                         $85,664,883
     Balloon (% of Total):                                    5.92%
     Level Pay (% of Total):                                 94.08%
Average Loan Principal Balance:                            $114,525  ($13,500 to $1,949,305)
Weighted Average CLTV :                                      74.92%  (19.98% to 93.50%)
Weighted Average Coupon:                                     10.20%  (6.38% to 18.55%)
Weighted Average Remaining Amortization Term (months):          347  (104 to 360)
Weighted Average Original Amortization Term (months):           349  (120 to 360)
Weighted Average Original Term to Maturity (months):            339  (120 to 360)
Range of Original Term to Maturity:               120:        0.02%
                                                  180:       11.70%
                                                  240:        0.11%
                                                  360:       88.18%

Lien Position:                               1st Lien:       99.83%
                                             2nd Lien:        0.17%

Property Type:                           Single Family       80.11%
                                                Duplex        6.38%
                                            Quadraplex        4.09%
                                                 Condo        3.34%
                                               Triplex        3.11%
                                                   PUD        2.05%
                                          Manufactured        0.62%
                                            2-4 Family        0.30%

Occupancy Status:                      Owner Occupied:       88.03%
                                       Investor Owned:       11.97%

Geographic Distribution:                            CA       35.57%
(states not listed individually account             FL       23.60%
for less than 5.00% of the Mortgage                 NY       10.57%
Loan principal balance)

Credit Quality:                                     A:       58.75%
(per Ocwen's guidelines)                            B:       29.75%
                                                    C:        5.49%
                                                    D:        6.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 2 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                            Cut-Off Date Loan Balance

      Cut-Off Date          Number of Home    Aggregate     % of Aggregate
      Loan Balances          Equity Loans    Loan Balance    Loan Balance
--------------------------  --------------  --------------  --------------
         up to $ 25,000.00            24    $   468,586.97           0.55%
$ 25,000.01 to $ 50,000.00           168    $ 6,577,724.07           7.68
$ 50,000.01 to $ 75,000.00           175    $10,809,739.73          12.62
$ 75,000.01 to $100,000.00           100    $ 8,695,879.43          10.15
$100,000.01 to $125,000.00            84    $ 9,298,793.22          10.85
$125,000.01 to $150,000.00            47    $ 6,467,485.75           7.55
$150,000.01 to $175,000.00            44    $ 7,053,939.24           8.23
$175,000.01 to $200,000.00            20    $ 3,726,367.13           4.35
$200,000.01 to $250,000.00            34    $ 7,530,332.25           8.79
$250,000.01 to $300,000.00            13    $ 3,480,173.77           4.06
$300,000.01 to $350,000.00             9    $ 2,896,182.56           3.38
$350,000.01 to $400,000.00             5    $ 1,877,559.68           2.19
$400,000.01 to $450,000.00             3    $ 1,304,200.63           1.52
$450,000.01 to $500,000.00             3    $ 1,461,034.81           1.71
$500,000.01 to $550,000.00             1    $   509,773.90           0.60
$550,000.01 to $600,000.00             9    $ 5,229,763.24           6.10
$600,000.01 to $650,000.00             7    $ 4,453,749.55           5.20
$950,000.01 or above                   2    $ 3,823,597.26           4.46
                            --------------  --------------  -------------
 Total                               748    $85,664,883.19         100.00%

                              Original Loan Balance

          Original          Number of Home     Aggregate    % of Aggregate
       Loan Balances         Equity Loans    Loan Balance    Loan Balance
--------------------------  --------------  --------------  --------------
         up to $ 25,000.00       24         $   468,586.97        0.55%
$ 25,000.01 to $ 50,000.00      167         $ 6,528,626.91        7.62
$ 50,000.01 to $ 75,000.00      176         $10,858,836.89       12.68
$ 75,000.01 to $100,000.00      100         $ 8,695,879.43       10.15
$100,000.01 to $125,000.00       84         $ 9,298,793.22       10.85
$125,000.01 to $150,000.00       47         $ 6,467,485.75        7.55
$150,000.01 to $175,000.00       44         $ 7,053,939.24        8.23
$175,000.01 to $200,000.00       20         $ 3,726,367.13        4.35
$200,000.01 to $250,000.00       34         $ 7,530,332.25        8.79
$250,000.01 to $300,000.00       13         $ 3,480,173.77        4.06
$300,000.01 to $350,000.00        9         $ 2,896,182.56        3.38
$350,000.01 to $400,000.00        5         $ 1,877,559.68        2.19
$400,000.01 to $450,000.00        3         $ 1,304,200.63        1.52
$450,000.01 to $500,000.00        3         $ 1,461,034.81        1.71
$500,000.01 to $550,000.00        1         $   509,773.90        0.60
$550,000.01 to $600,000.00        9         $ 5,229,763.24        6.10
$600,000.01 to $650,000.00        7         $ 4,453,749.55        5.20
$950,000.01 or above              2         $ 3,823,597.26        4.46
                            --------------  --------------  ----------
 Total                          748         $85,664,883.19      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 3 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                               Gross Coupon Rates

                       Number of Home     Aggregate    % of Aggregate
Gross Coupon Rate (%)   Equity Loans    Loan Balance    Loan Balance
---------------------  --------------  --------------  --------------
   6.001 to  7.000               16    $ 1,880,229.42          2.19%
   7.001 to  8.000               59    $ 7,870,600.88          9.19
   8.001 to  9.000              107    $12,256,643.10         14.31
   9.001 to 10.000              151    $18,251,897.19         21.31
  10.001 to 11.000              172    $21,561,575.11         25.17
  11.001 to 12.000              139    $14,297,460.96         16.69
  12.001 to 13.000               57    $ 6,447,525.58          7.53
  13.001 to 14.000               18    $ 1,303,028.32          1.52
  14.001 to 15.000               13    $   895,588.35          1.05
  15.001 to 16.000               13    $   596,932.58          0.70
  16.001 to 17.000                2    $   279,784.12          0.33
  18.001 to 19.000                1    $    23,617.58          0.03
                       --------------  --------------  --------------
Total                           748    $85,664,883.19        100.00%

                       Combined LTV Ratio

                Number of Home    Aggregate     % of Aggregate
Combined LTV%    Equity Loans    Loan Balance    Loan Balance
--------------  --------------  --------------  --------------
15.01 to 20.00              1   $    29,957.66         0.03%
25.01 to 30.00              3   $   210,939.49         0.25
30.01 to 35.00              3   $   103,930.82         0.12
35.01 to 40.00              6   $   253,423.93         0.30
40.01 to 45.00              8   $   517,146.79         0.60
45.01 to 50.00             10   $ 3,506,180.59         4.09
50.01 to 55.00             17   $ 1,170,805.90         1.37
55.01 to 60.00             30   $ 3,008,043.21         3.51
60.01 to 65.00             55   $ 5,704,236.87         6.66
65.01 to 70.00             92   $10,481,673.10        12.24
70.01 to 75.00            143   $16,728,891.31        19.53
75.01 to 80.00            210   $23,533,095.49        27.47
80.01 to 85.00            109   $13,387,667.91        15.63
85.01 to 90.00             60   $ 6,954,125.95         8.12
90.01 to 95.00              1   $    74,764.17         0.09
                --------------  --------------  -------------
Total                     748   $85,664,883.19       100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 4 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                           Remaining Amortization Term

Remaining Amortization Term  Number of Home     Aggregate    % of Aggregate
        (months)              Equity Loans    Loan Balance    Loan Balance
---------------------------  --------------  --------------  --------------
        61 to 120                        1   $    13,888.47         0.02%
       121 to 180                       67   $ 4,950,265.95         5.78
       181 to 240                        4   $    92,928.01         0.11
       301 to 360                      676   $80,607,800.76        94.10
                             --------------  --------------  --------------
Total                                  748   $85,664,883.19       100.00%

                           Original Amortization Term

Original Amortization Term  Number of Home    Aggregate     % of Aggregate
        (months)             Equity Loans    Loan Balance    Loan Balance
--------------------------  --------------  --------------  --------------
        61 to 120                        1  $    13,888.47          0.02%
       121 to 180                       67  $ 4,950,265.95          5.78
       181 to 240                        4  $    92,928.01          0.11
       301 to 360                      676  $80,607,800.76         94.10
                            --------------  --------------  --------------
Total                                  748  $85,664,883.19        100.00%

                           Original Term to Maturity

Original Term to Maturity  Number of Home    Aggregate     % of Aggregate
        (months)            Equity Loans    Loan Balance    Loan Balance
-------------------------  --------------  --------------  --------------
       61 to 120                       1   $    13,888.47          0.02%
      121 to 180                     111   $10,019,730.05         11.7
      181 to 240                       4   $    92,928.01          0.11
      301 to 360                     632   $75,538,336.66         88.18
                           --------------  --------------  --------------
Total                                748   $85,664,883.19        100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 5 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                              Debt-To-Income Ratio

                          Number of Home     Aggregate    % of Aggregate
Debt-to-Income Ratio (%)   Equity Loans    Loan Balance    Loan Balance
------------------------  --------------  --------------  --------------
         up to   5.00               23    $ 1,140,760.49          1.33%
       5.01 to  10.00                4    $   341,510.80          0.40
      10.01 to  15.00               16    $ 1,795,281.37          2.10
      15.01 to  20.00               37    $ 3,587,749.62          4.19
      20.01 to  25.00               53    $ 4,880,888.95          5.70
      25.01 to  30.00               67    $ 6,714,783.60          7.84
      30.01 to  35.00               85    $11,015,793.81         12.86
      35.01 to  40.00              102    $14,465,454.67         16.89
      40.01 to  45.00              132    $15,653,699.25         18.27
      45.01 to  50.00              142    $14,516,171.99         16.95
      50.01 to  55.00               34    $ 4,171,346.79          4.87
      55.01 to  60.00               21    $ 3,557,641.18          4.15
      60.01 to  65.00                6    $   605,238.65          0.71
      65.01 to  70.00                8    $ 1,656,241.44          1.93
      70.01 to  75.00                5    $   256,716.81          0.30
      75.01 to  80.00                3    $   351,671.23          0.41
      80.01 to  85.00                2    $   205,197.58          0.24
      85.01 to  90.00                2    $   151,484.96          0.18
      90.01 to  95.00                3    $   388,750.00          0.45
      95.01 to 100.00                3    $   208,500.00          0.24
                          --------------  --------------  --------------
Total                              748    $85,664,883.19        100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 6 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                      Geographic Distribution of Properties

                      Number of Home    Aggregate     % of Aggregate
       State           Equity Loans    Loan Balance    Loan Balance
--------------------  --------------  --------------  --------------
Arizona                         3     $   199,509.18        0.23%
Arkansas                       10     $ 1,294,819.06        1.51
California                    177     $30,470,932.15       35.57
Colorado                        7     $   533,314.96        0.62
Connecticut                     5     $   834,242.82        0.97
District of Columbia            1     $    70,868.59        0.08
Florida                       214     $20,214,286.04       23.60
Georgia                        17     $ 1,564,157.67        1.83
Idaho                           4     $   469,034.62        0.55
Illinois                       46     $ 3,764,943.96        4.39
Indiana                        15     $   651,020.59        0.76
Iowa                            1     $    30,317.03        0.04
Kansas                          2     $    59,331.25        0.07
Kentucky                        3     $   119,105.85        0.14
Louisiana                       6     $   227,610.42        0.27
Maine                           1     $    85,400.00        0.10
Maryland                        2     $    61,699.77        0.07
Massachusetts                   8     $   598,561.96        0.70
Michigan                       34     $ 2,430,080.26        2.84
Minnesota                       3     $   370,788.52        0.43
Mississippi                     2     $    54,514.18        0.06
Missouri                       12     $   558,479.67        0.65
Nebraska                        3     $   149,656.18        0.17
New Hampshire                   4     $   321,537.85        0.38
New Jersey                      7     $ 1,243,040.03        1.45
New Mexico                      2     $   172,515.77        0.20
New York                       44     $ 9,054,007.60       10.57
North Carolina                  4     $   480,829.11        0.56
North Dakota                    1     $    59,977.41        0.07
Ohio                           23     $ 1,606,025.77        1.87
Oklahoma                        1     $    46,282.81        0.05
Oregon                          8     $   690,626.46        0.81
Pennsylvania                   17     $ 1,353,141.12        1.58
Rhode Island                    2     $   212,400.00        0.25
Tennessee                      15     $ 1,670,334.48        1.95
Texas                           3     $   176,360.88        0.21
Utah                            4     $   413,461.45        0.48
Virginia                       13     $   927,657.80        1.08
Washington                     17     $ 2,046,287.33        2.39
Wisconsin                       7     $   377,722.59        0.44
                      --------------  --------------  --------------
Total                         748     $85,664,883.19      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 7 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                        Distribution by Occupancy Status

                    Number of Home      Aggregate       % of Aggregate
Occupancy Status     Equity Loans      Loan Balance      Loan Balance
----------------    --------------    --------------    --------------
Investor Owned                146     $10,254,820.10           11.97%
Owner Occupied                602     $75,410,063.09           88.03
                    --------------    --------------    --------------
Total                         748     $85,664,883.19          100.00%

                            Distribution by Loan Type

                    Number of Home      Aggregate       % of Aggregate
   Loan Type         Equity Loans      Loan Balance      Loan Balance
----------------    --------------    --------------    --------------
15 Year Balloon                44     $ 5,069,464.10           5.92%
Fully Amortizing              704     $80,595,419.09          94.08
                    --------------    --------------    --------------
Total                         748     $85,664,883.19         100.00%

                          Distribution by Loan Purpose

                       Number of Home      Aggregate       % of Aggregate
   Loan Purpose         Equity Loans      Loan Balance      Loan Balance
-------------------    --------------    --------------    --------------
Cash Out Refinance              382      $45,492,098.00           53.10%
Purchase                        269      $27,535,320.04           32.14
Rate/Term Refinance              97      $12,637,465.15           14.75
                       --------------    --------------    --------------
Total                           748      $85,664,883.19          100.00%

                          Distribution by Lien Position

                 Number of Home      Aggregate       % of Aggregate
Lien Position     Equity Loans      Loan Balance      Loan Balance
-------------    --------------    --------------    --------------
First Lien                 742     $85,518,176.74          99.83%
Second Lien                  6     $   146,706.45           0.17
                 --------------    --------------    --------------
Total                      748     $85,664,883.19         100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 8 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                          Distribution by Credit Score

                Number of Home      Aggregate       % of Aggregate
Credit Score     Equity Loans      Loan Balance      Loan Balance
------------    --------------    --------------    --------------
     A                     406    $50,330,448.66           58.75%
     B                     236    $25,488,321.78           29.75
     C                      58    $ 4,706,680.23            5.49
     D                      48    $ 5,139,432.52            6.00
                --------------    --------------    --------------
Total                      748    $85,664,883.19          100.00%

                       Distribution by Prepayment Penalty

                      Number of Home      Aggregate       % of Aggregate
Prepayment Penalty     Equity Loans      Loan Balance      Loan Balance
------------------    --------------    --------------    --------------
       No                      111      $ 9,421,317.62          11.00%
       Yes                     637      $76,243,565.57          89.00
                      --------------    --------------    --------------
Total                          748      $85,664,883.19         100.00%

                          Distribution by Property Type

                 Number of Home       Aggregate      % of Aggregate
Property Type     Equity Loans      Loan Balance      Loan Balance
-------------    --------------    --------------    --------------
Single Family              590     $68,626,140.17          80.11%
Duplex                      52     $ 5,469,557.97           6.38
Quadraplex                  23     $ 3,506,785.74           4.09
Condo                       40     $ 2,860,609.55           3.34
Triplex                     20     $ 2,661,900.07           3.11
PUD                         14     $ 1,753,362.22           2.05
Manufactured                 7     $   529,198.14           0.62
2-4 Family                   2     $   257,329.33           0.30
                 --------------    --------------    --------------
Total                      748     $85,664,883.19         100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 9 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

Total Number of Loans:                                         1,307
Total Outstanding Loan Balance:                         $150,553,428
Average Loan Principal Balance:                             $115,190  ($17,283 to $2,392,898)
Weighted Average CLTV:                                        76.73%  (21.79% to 90.00%)
Weighted Average Coupon:                                      10.83%  (6.99% to 15.75%)
Weighted Average Gross Margin:                                 5.67%  (4.00% to 9.00%)
Weighted Average Periodic Cap:                                 1.00%  (1.00% to 1.00%)
Weighted Average Lifetime Cap:                                17.26%  (13.49% to 22.25%)
Weighted Average Lifetime Floor:                              10.75%  (4.50% to 15.75%)
Weighted Average Months to Next Reset:                            20
Weighted Average Remaining Amortization Term (months):           357  (230 to 360)
Weighted Average Original Amortization Term (months):            360  (240 to 360)
Weighted Average Original Term to Maturity(months):              360  (240 to 360)
Range of Original Term to Maturity:               240:         0.14%
                                                  360:        99.86%

Lien Position:                               1st Lien:       100.00%
                                             2nd Lien:         0.00%

Property Type:                           Single Family        78.80%
                                                Duplex         6.83%
                                                   PUD         4.87%
                                                 Condo         3.69%
                                            Quadraplex         3.50%
                                               Triplex         1.43%
                                          Manufactured         0.79%
                                            2-4 Family         0.10%

Occupancy Status:                      Owner Occupied:        91.43%
                                       Investor Owned:         8.57%

Geographic Distribution:                            CA        29.14%
(states not listed individually account             IL        10.67%
for less than 5.00% of the Mortgage                 FL         7.54%
Loan principal balance)                             MI         7.44%
                                                    WA         5.93%

Credit Quality:                                     A:        44.57%
(per Ocwen's guidelines)                            B:        29.99%
                                                    C:        10.67%
                                                    D:        14.76%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 10 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                            Cut-Off Date Loan Balance

      Cut-Off Date          Number of Home     Aggregate     % of Aggregate
      Loan Balances          Equity Loans     Loan Balance    Loan Balance
--------------------------  --------------  ---------------  --------------
         up to $ 25,000.00        29        $    641,907.04        0.43%
$ 25,000.01 to $ 50,000.00       251        $ 10,013,053.60        6.65
$ 50,000.01 to $ 75,000.00       310        $ 19,175,171.55       12.74
$ 75,000.01 to $100,000.00       227        $ 19,593,070.72       13.01
$100,000.01 to $125,000.00       145        $ 16,117,162.48       10.71
$125,000.01 to $150,000.00        89        $ 12,125,496.58        8.05
$150,000.01 to $175,000.00        62        $  9,996,887.24        6.64
$175,000.01 to $200,000.00        39        $  7,309,873.82        4.86
$200,000.01 to $250,000.00        53        $ 11,771,089.73        7.82
$250,000.01 to $300,000.00        22        $  6,042,738.34        4.01
$300,000.01 to $350,000.00        22        $  7,166,492.75        4.76
$350,000.01 to $400,000.00        14        $  5,328,860.17        3.54
$400,000.01 to $450,000.00        17        $  7,227,656.27        4.80
$450,000.01 to $500,000.00        13        $  6,217,325.08        4.13
$500,000.01 to $550,000.00         2        $  1,044,864.96        0.69
$550,000.01 to $600,000.00         1        $    573,194.63        0.38
$600,000.01 to $650,000.00         5        $  3,123,755.66        2.07
$650,000.01 to $700,000.00         1        $    660,000.00        0.44
$700,000.01 to $750,000.00         1        $    719,782.25        0.48
$750,000.01 to $800,000.00         1        $    780,000.00        0.52
$950,000.01 or above               3        $  4,925,044.92        3.27
                            --------------  ---------------  --------------
Total                          1,307        $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 11 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                              Original Loan Balance

         Original           Number of Home     Aggregate     % of Aggregate
       Loan Balances         Equity Loans     Loan Balance    Loan Balance
--------------------------  --------------  ---------------  --------------
         up to $ 25,000.00        29        $    641,907.04       0.43%
$ 25,000.01 to $ 50,000.00       251        $ 10,013,053.60       6.65
$ 50,000.01 to $ 75,000.00       310        $ 19,175,171.55      12.74
$ 75,000.01 to $100,000.00       227        $ 19,593,070.72      13.01
$100,000.01 to $125,000.00       145        $ 16,117,162.48      10.71
$125,000.01 to $150,000.00        89        $ 12,125,496.58       8.05
$150,000.01 to $175,000.00        62        $  9,996,887.24       6.64
$175,000.01 to $200,000.00        39        $  7,309,873.82       4.86
$200,000.01 to $250,000.00        53        $ 11,771,089.73       7.82
$250,000.01 to $300,000.00        22        $  6,042,738.34       4.01
$300,000.01 to $350,000.00        22        $  7,166,492.75       4.76
$350,000.01 to $400,000.00        14        $  5,328,860.17       3.54
$400,000.01 to $450,000.00        17        $  7,227,656.27       4.80
$450,000.01 to $500,000.00        13        $  6,217,325.08       4.13
$500,000.01 to $550,000.00         2        $  1,044,864.96       0.69
$550,000.01 to $600,000.00         1        $    573,194.63       0.38
$600,000.01 to $650,000.00         5        $  3,123,755.66       2.07
$650,000.01 to $700,000.00         1        $    660,000.00       0.44
$700,000.01 to $750,000.00         1        $    719,782.25       0.48
$750,000.01 to $800,000.00         1        $    780,000.00       0.52
$950,000.01 up to                  3        $  4,925,044.92       3.27
                            --------------  ---------------  --------------
 Total                         1,307        $150,553,427.79     100.00%

                               Gross Coupon Rates

                       Number of Home     Aggregate     % of Aggregate
Gross Coupon Rate (%)   Equity Loans     Loan Balance    Loan Balance
---------------------  --------------  ---------------  --------------
 6.001 to  7.000               1       $    146,158.82        0.10%
 7.001 to  8.000              13       $  1,986,864.77        1.32
 8.001 to  9.000              80       $ 13,439,096.14        8.93
 9.001 to 10.000             237       $ 32,642,847.84       21.68
10.001 to 11.000             372       $ 41,710,289.86       27.70
11.001 to 12.000             323       $ 36,860,042.46       24.48
12.001 to 13.000             143       $ 12,207,360.07        8.11
13.001 to 14.000              77       $  6,691,115.65        4.44
14.001 to 15.000              57       $  4,639,400.78        3.08
15.001 to 16.000               4       $    230,251.40        0.15
                       --------------  ---------------  --------------
Total                      1,307       $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 12 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                           Combined LTV Ratio

                    Number of Home      Aggregate    % of Aggregate
Combined LTV (%)     Equity Loans     Loan Balance    Loan Balance
----------------    --------------  ---------------  --------------
20.01 to 25.00               1      $     34,869.48        0.02%
25.01 to 30.00               3      $    214,854.02        0.14
30.01 to 35.00               3      $    164,993.83        0.11
35.01 to 40.00               3      $    450,607.97        0.30
40.01 to 45.00               6      $    376,172.09        0.25
45.01 to 50.00              11      $    769,972.60        0.51
50.01 to 55.00              11      $  1,210,465.05        0.80
55.01 to 60.00              31      $  2,656,530.98        1.76
60.01 to 65.00              88      $ 11,799,004.24        7.84
65.01 to 70.00             225      $ 21,757,532.06       14.45
70.01 to 75.00             315      $ 35,044,884.22       23.28
75.01 to 80.00             303      $ 35,436,840.88       23.54
80.01 to 85.00             200      $ 24,283,436.74       16.13
85.01 to 90.00             107      $ 16,353,263.63       10.86
                    --------------  ---------------  --------------
Total                    1,307      $150,553,427.79      100.00%

                           Remaining Amortization Term

Remaining Amortization Term  Number of Home      Aggregate    % of Aggregate
          (months)            Equity Loans     Loan Balance    Loan Balance
---------------------------  --------------  ---------------  --------------
         181 to 240                  1       $    215,897.86        0.14%
         301 to 360               1306       $150,337,529.93       99.86
                             --------------  ---------------  --------------
  Total                          1,307       $150,553,427.79      100.00%

                           Original Amortization Term

Original Amortization Term  Number of Home      Aggregate    % of Aggregate
         (months)            Equity Loans     Loan Balance    Loan Balance
--------------------------  --------------  ---------------  --------------
        181 to 240                  1       $    215,897.86        0.14%
        301 to 360               1306       $150,337,529.93       99.86
                            --------------  ---------------  --------------
 Total                          1,307       $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 13 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                            Original Term to Maturity

Original Term to Maturity  Number of Home      Aggregate    % of Aggregate
         (months)           Equity Loans     Loan Balance    Loan Balance
-------------------------  --------------  ---------------  --------------
        181 to 240                 1       $    215,897.86        0.14%
        301 to 360              1306       $150,337,529.93       99.86
                           --------------  ---------------  --------------
 Total                         1,307       $150,553,427.79      100.00%

                              Debt-To-Income Ratio

                          Number of Home      Aggregate    % of Aggregate
Debt-to-Income Ratio (%)   Equity Loans     Loan Balance    Loan Balance
------------------------  --------------  ---------------  --------------
    0 to   5.00                 14        $  1,143,971.26       0.76%
 5.01 to  10.00                 12        $  1,245,762.40       0.83
10.01 to  15.00                 21        $  1,617,843.77       1.07
15.01 to  20.00                 57        $  4,349,802.64       2.89
20.01 to  25.00                 89        $  7,271,281.41       4.83
25.01 to  30.00                133        $ 14,306,062.41       9.50
30.01 to  35.00                160        $ 16,012,089.31      10.64
35.01 to  40.00                201        $ 26,395,001.72      17.53
40.01 to  45.00                193        $ 23,713,530.40      15.75
45.01 to  50.00                256        $ 36,796,709.56      24.44
50.01 to  55.00                 79        $  8,315,344.14       5.52
55.01 to  60.00                 46        $  4,205,467.06       2.79
60.01 to  65.00                 21        $  2,720,205.23       1.81
65.01 to  70.00                 10        $    881,037.21       0.59
70.01 to  75.00                  5        $    617,427.31       0.41
75.01 to  80.00                  3        $    379,784.30       0.25
85.01 to  90.00                  1        $     82,909.43       0.06
90.01 to  95.00                  1        $     53,232.06       0.04
95.01 to 100.00                  5        $    445,966.17       0.30
                          --------------  ---------------  --------------
Total                        1,307        $150,553,427.79     100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 14 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                         Gross Margins

                  Number of Home     Aggregate     % of Aggregate
Gross Margin (%)   Equity Loans     Loan Balance    Loan Balance
----------------  --------------  ---------------  --------------
   up to 5.000          210       $ 27,090,120.14       17.99%
5.001 to 6.000          696       $ 85,084,200.45       56.51
6.001 to 7.000          373       $ 36,132,299.82       24.00
7.001 to 8.000           22       $  1,894,993.86        1.26
8.001 to 9.000            6       $    351,823.52        0.23
                  --------------  ---------------  --------------
Total                 1,307       $150,553,427.79      100.00%

                         Maximum Loan Rates

                       Number of Home      Aggregate    % of Aggregate
Maximum Loan Rate (%)   Equity Loans     Loan Balance    Loan Balance
---------------------  --------------  ---------------  --------------
13.001 to 14.000                6      $    743,593.63        0.49%
14.001 to 15.000               34      $  8,213,459.90        5.46
15.001 to 16.000              145      $ 22,132,986.81       14.70
16.001 to 17.000              313      $ 38,448,962.66       25.54
17.001 to 18.000              385      $ 41,567,062.97       27.61
18.001 to 19.000              226      $ 23,052,228.17       15.31
19.001 to 20.000              107      $  9,330,672.52        6.20
20.001 to 21.000               66      $  4,908,059.78        3.26
21.001 to 22.000               24      $  2,097,542.83        1.39
22.001 to 23.000                1      $     58,858.52        0.04
                       --------------  ---------------  --------------
Total                       1,307      $150,553,427.79      100.00%

                         Minimum Loan Rates

                       Number of Home      Aggregate    % of Aggregate
Minimum Loan Rate (%)   Equity Loans     Loan Balance    Loan Balance
---------------------  --------------  ---------------  --------------
    up to  5.000                1      $     44,952.94        0.03%
 5.001 to  6.000                5      $    556,401.52        0.37
 6.001 to  7.000                5      $    463,360.56        0.31
 7.001 to  8.000               13      $  1,986,864.77        1.32
 8.001 to  9.000               85      $ 13,991,148.44        9.29
 9.001 to 10.000              237      $ 35,021,406.01       23.26
10.001 to 11.000              371      $ 41,503,126.97       27.57
11.001 to 12.000              316      $ 34,009,264.06       22.59
12.001 to 13.000              139      $ 11,710,572.41        7.78
13.001 to 14.000               74      $  6,396,677.93        4.25
14.001 to 15.000               57      $  4,639,400.78        3.08
15.001 to 16.000                4      $    230,251.40        0.15
                       --------------  ---------------  --------------
Total                       1,307      $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 15 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                           Initial Periodic Rate Caps

                                Number of Home     Aggregate     % of Aggregate
Initial Periodic Rate Caps (%)   Equity Loans     Loan Balance    Loan Balance
------------------------------  --------------  ---------------  --------------
        1.000                          107      $ 15,140,065.75       10.06%
        2.000                         1126      $125,220,871.71       83.17
        3.000                           73      $ 10,116,105.12        6.72
        6.000                            1      $     76,385.21        0.05
                                --------------  ---------------  --------------
  Total                              1,307      $150,553,427.79      100.00%

                               Periodic Rate Caps

                        Number of Home     Aggregate     % of Aggregate
Periodic Rate Caps (%)   Equity Loans     Loan Balance    Loan Balance
----------------------  --------------  ---------------  --------------
     1.000                   1,307      $150,553,427.79      100.00%
                        --------------  ---------------  --------------
  Total                      1,307      $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 16 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                              Next Adjustment Date

                      Number of Home     Aggregate     % of Aggregate
Next Adjustment Date   Equity Loans     Loan Balance    Loan Balance
--------------------  --------------  ---------------  --------------
     Jan-99                   7       $    613,701.95        0.41%
     Feb-99                  12       $  1,504,345.47        1.00
     Mar-99                  23       $  4,490,472.93        2.98
     Apr-99                  44       $  5,184,967.43        3.44
     May-99                  17       $  2,184,512.66        1.45
     Jun-99                   7       $  1,435,820.56        0.95
     Jul-99                   1       $     17,283.00        0.01
     Aug-99                   1       $     34,869.48        0.02
     Sep-99                   4       $    222,682.49        0.15
     Oct-99                   4       $    296,521.69        0.20
     Dec-99                   1       $    207,122.64        0.14
     Jan-00                   3       $    451,705.16        0.30
     Feb-00                   7       $  1,018,889.67        0.68
     Mar-00                   8       $    671,021.65        0.45
     Apr-00                   7       $    834,797.15        0.55
     May-00                  21       $  2,072,241.69        1.38
     Jun-00                  24       $  2,694,014.89        1.79
     Jul-00                  32       $  4,031,925.63        2.68
     Aug-00                  80       $ 10,195,961.97        6.77
     Sep-00                 229       $ 25,391,060.58       16.87
     Oct-00                 321       $ 35,452,917.99       23.55
     Nov-00                 284       $ 30,573,795.92       20.31
     Dec-00                 120       $ 13,978,316.99        9.28
     Jul-01                   1       $    140,998.64        0.09
     Aug-01                   1       $    109,587.28        0.07
     Oct-01                   2       $    461,639.85        0.31
     Nov-01                   7       $  1,133,251.52        0.75
     Dec-01                  37       $  4,804,346.00        3.19
     Aug-03                   1       $    139,904.91        0.09
     Dec-03                   1       $    204,750.00        0.14
                      --------------  ---------------  --------------
Total                     1,307       $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 17 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                      Geographic Distribution of Properties

                      Number of Home     Aggregate     % of Aggregate
       State           Equity Loans     Loan Balance    Loan Balance
--------------------  --------------  ---------------  --------------
Arizona                      14       $  1,290,373.74        0.86%
Arkansas                      1       $     88,854.65        0.06
California                  236       $ 43,878,634.99       29.14
Colorado                      5       $    603,398.85        0.40
Connecticut                  20       $  3,738,879.71        2.48
Delaware                      1       $     70,140.09        0.05
District of Columbia          1       $     89,703.16        0.06
Florida                     116       $ 11,356,474.32        7.54
Georgia                      11       $    918,454.92        0.61
Idaho                        12       $  1,968,386.40        1.31
Illinois                    180       $ 16,057,345.97       10.67
Indiana                      30       $  2,010,497.10        1.34
Iowa                          8       $    604,443.83        0.40
Kansas                        5       $    669,921.08        0.44
Kentucky                      2       $     79,275.72        0.05
Louisiana                     5       $    280,945.26        0.19
Maine                         7       $    693,727.39        0.46
Maryland                     10       $  3,398,627.23        2.26
Massachusetts                35       $  4,049,793.99        2.69
Michigan                    145       $ 11,199,876.00        7.44
Minnesota                    25       $  2,111,110.92        1.40
Missouri                     54       $  3,061,293.18        2.03
Montana                       1       $    285,603.05        0.19
Nebraska                      6       $    402,368.53        0.27
New Hampshire                 3       $    303,936.41        0.20
New Jersey                   25       $  3,513,498.37        2.33
New Mexico                    4       $    451,530.38        0.30
New York                     36       $  6,367,182.38        4.23
North Carolina               13       $  1,674,100.80        1.11
North Dakota                  1       $     45,473.77        0.03
Ohio                         71       $  4,500,694.10        2.99
Oregon                       26       $  3,778,673.48        2.51
Pennsylvania                 30       $  2,164,031.56        1.44
Rhode Island                  2       $    254,890.22        0.17
South Carolina                9       $    704,601.22        0.47
South Dakota                  1       $    344,102.15        0.23
Tennessee                    10       $    704,976.18        0.47
Texas                         6       $    995,122.39        0.66
Utah                         19       $  1,964,932.87        1.31
Vermont                       3       $    293,378.55        0.19
Virginia                     22       $  2,308,261.14        1.53
Washington                   69       $  8,923,604.40        5.93
Wisconsin                    27       $  2,352,307.34        1.56
--------------------  --------------  ---------------  --------------
Total                     1,307       $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 18 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                   Distribution by Occupancy Status

                  Number of Home     Aggregate     % of Aggregate
Occupancy Status   Equity Loans     Loan Balance    Loan Balance
----------------  --------------  ---------------  --------------
Investor Owned           178      $ 12,904,229.82        8.57%
Owner Occupied         1,129      $137,649,197.97       91.43
                  --------------  ---------------  --------------
Total                  1,307      $150,553,427.79      100.00%

                                     Distribution by Loan Type

                                Number of Home     Aggregate     % of Aggregate
         Loan Type               Equity Loans     Loan Balance    Loan Balance
------------------------------  --------------  ---------------  --------------
Two Years/Twenty-Eight Years         1,149      $128,366,215.38       85.26%
Three Years/Twenty-Seven Years          48      $  6,649,823.29        4.42
Five Years/Twenty-Five Years             2      $    344,654.91        0.23
Six Months/Various                     108      $ 15,192,734.21       10.09
                                --------------  ---------------  --------------
Total                                1,307      $150,553,427.79      100.00%

                              Distribution by Loan Purpose

                     Number of Home     Aggregate     % of Aggregate
   Loan Purpose       Equity Loans     Loan Balance    Loan Balance
-------------------  --------------  ---------------  --------------
Cash Out Refinance          622      $ 78,520,554.23       52.15%
Purchase                    463      $ 49,528,432.60       32.90
Rate/Term Refinance         222      $ 22,504,440.96       14.95
                     --------------  ---------------  --------------
Total                     1,307      $150,553,427.79      100.00%

                      Distribution by Lien Position

               Number of Home     Aggregate     % of Aggregate
Lien Position   Equity Loans     Loan Balance    Loan Balance
-------------  --------------  ---------------  --------------
First Lien          1,307      $150,553,427.79      100.00%
               --------------  ---------------  --------------
Total               1,307      $150,553,427.79      100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Ocwen Home Equity Loan Trust 1998-OFS4
Computational Materials: Information Relating to the Collateral (page 19 of 19)
--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
               COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

FIXED RATE MORTGAGE LOANS
Preliminary characteristics of the Initial Mortgage Loans as of the Cut-Off Date (12/1/98):

                       Distribution by Credit Score

              Number of Home     Aggregate     % of Aggregate
Credit Score   Equity Loans     Loan Balance    Loan Balance
------------  --------------  ---------------  --------------
     A               470      $ 67,106,593.51       44.57%
     B               416      $ 45,154,950.73       29.99
     C               173      $ 16,062,795.24       10.67
     D               248      $ 22,229,088.31       14.76
              --------------  ---------------  --------------
Total              1,307      $150,553,427.79      100.00%

                       Distribution by Prepayment Penalty

                    Number of Home    Aggregate      % of Aggregate
Prepayment Penalty   Equity Loans    Loan Balance     Loan Balance
------------------  --------------  ---------------  --------------
       No                  400      $ 43,986,780.29       29.22%
       Yes                 907      $106,566,647.50       70.78
                    --------------  ---------------  --------------
Total                    1,307      $150,553,427.79      100.00%

                          Distribution by Property Type

               Number of Home     Aggregate     % of Aggregate
Property Type   Equity Loans     Loan Balance     Loan Balance
-------------  --------------  ---------------  --------------
Single Family       1,051      $118,630,643.49        78.80%
Duplex                104      $ 10,281,502.94         6.83
PUD                    29      $  7,324,454.01         4.87
Condo                  45      $  5,562,371.36         3.69
Quadraplex             38      $  5,270,178.39         3.50
Triplex                21      $  2,149,946.15         1.43
Manufactured           16      $  1,187,289.63         0.79
2-4 Family              3      $    147,041.82         0.10
               --------------  ---------------  --------------
Total               1,307      $150,553,427.79       100.00%

--------------------------------------------------------------------------------
                                  BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.